SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed	by the Registrant ☒

Filed	by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LEGG MASON INCOME TRUST, INC.

LEGG MASON INVESTORS TRUST, INC.

LEGG MASON PARTNERS FUNDS, INC.

LEGG MASON PARTNERS INCOME FUNDS

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

LEGG MASON PARTNERS INVESTMENT SERIES

LEGG MASON PARTNERS SECTOR SERIES, INC.

LEGG MASON PARTNERS TRUST II

SALOMON BROTHERS SERIES FUNDS INC

SALOMON FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Legg Mason Partners Funds (formerly Smith Barney Funds)

Salomon Brothers Funds

Legg Mason Funds

Important Proxy

News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders scheduled for October 19, 2006 at 2:00 p.m. Eastern time. To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees/Directors of each Fund recommends that shareholders vote “FOR” the proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

If you should have any questions regarding the proposal, or require duplicate proxy materials, please contact Computershare Fund Services at 1-866-402-1719. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

The proxy materials are available on the Funds’ website: www.leggmason.com then click on Mutual Fund Proxies Voting Information.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. To a Computershare Representative.

Please call Computershare Fund Services toll-free at 866-402-1719. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

4. By Mail.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

If you have already voted by utilizing one of these methods, then you do not need to take any action.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

1LEGGTRACK1NOBO

Legg Mason Partners Funds (formerly Smith Barney Funds)

Salomon Brothers Funds

Legg Mason Funds

Important Proxy

News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders scheduled for October 19, 2006 at 2:00 p.m. Eastern time. To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees/Directors of each Fund recommends that shareholders vote “FOR” the proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

If you should have any questions regarding the proposal, or require duplicate proxy materials, please contact Computershare Fund Services at 1-866-402-1719. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

The proxy materials are available on the Funds’ website: www.leggmason.com then click on Mutual Fund Proxies Voting Information.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Visit www.proxyvote.com and follow the simple on-screen instructions.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Mail.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

If you have already voted by utilizing one of these methods, then you do not need to take any action.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

1LEGGTRACK1OBO

Legg Mason Partners Funds (formerly Smith Barney Funds)

Salomon Brothers Funds

Legg Mason Funds

Important Proxy

News

PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders scheduled for October 19, 2006 at 2:00 p.m. Eastern time. To date, our records indicate that we have not received your voting instructions.

After careful consideration, the Board of Trustees/Directors of each Fund recommends that shareholders vote “FOR” the proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

If you should have any questions regarding the proposal, or require duplicate proxy materials, please contact Computershare Fund Services at 1-866-402-1719. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

The proxy materials are available on the Funds’ website: www.leggmason.com then click on Mutual Fund Proxies Voting Information.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Visit http://vote.proxy-direct.com and follow the simple on-screen instructions.

2. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. To a Computershare Representative.

Please call Computershare Fund Services toll-free at 866-402-1719. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

4. By Mail.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

If you have already voted by utilizing one of these methods, then you do not need to take any action.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

1REGTRACK1